UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21467

LMP Capital and Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-(888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LMP CAPITAL AND INCOME FUND INC.

FORM N-Q

AUGUST 31, 2014

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited)	August 31, 2014

SECURITY	SHARES	VALUE
COMMON STOCKS - 57.8%
CONSUMER DISCRETIONARY - 2.2%
Media - 2.2%
Regal Entertainment Group, Class A Shares	374,000	$7,872,700	(a)

CONSUMER STAPLES - 1.6%
Household Products - 1.6%
Kimberly-Clark Corp.	53,000	5,724,000	(a)

ENERGY - 4.8%
Energy Equipment & Services - 4.4%
North Atlantic Drilling Ltd.	183,630	2,012,585	*
Seadrill Ltd.	371,000	13,819,750

Total Energy Equipment & Services		15,832,335

Oil, Gas & Consumable Fuels - 0.4%
Enlink Midstream LLC	28,800	1,183,680	*

TOTAL ENERGY		17,016,015

FINANCIALS - 14.5%
Real Estate Investment Trusts (REITs) - 14.5%
American Capital Agency Corp.	144,000	3,405,600	(a)
Annaly Capital Management Inc.	400,000	4,760,000	(a)
DCT Industrial Trust Inc.	150,000	1,192,500
EPR Properties	76,700	4,364,997	(a)
Equity Residential	19,300	1,282,871
Excel Trust Inc.	170,000	2,199,800	(a)
HCP Inc.	41,000	1,776,530	(a)
Health Care REIT Inc.	27,000	1,824,660	(a)
Highwoods Properties Inc.	26,000	1,106,300	(a)
Hospitality Properties Trust	119,000	3,502,170	(a)
Inland Real Estate Corp.	185,000	1,925,850	(a)
Kilroy Realty Corp.	24,000	1,518,000	(a)
Liberty Property Trust	49,000	1,735,580	(a)
Ramco-Gershenson Properties Trust	132,000	2,238,720	(a)
Regency Centers Corp.	22,000	1,257,080	(a)
Retail Properties of America Inc., Class A Shares	155,000	2,452,100
Senior Housing Properties Trust	91,000	2,123,030	(a)
Simon Property Group Inc.	6,600	1,122,198
Spirit Realty Capital Inc.	272,386	3,216,879	(a)
Starwood Property Trust Inc.	250,000	5,962,500	(a)
Urstadt Biddle Properties, Class A Shares	85,000	1,812,200	(a)
Westfield Corp.	202,000	1,437,573	(a)

TOTAL FINANCIALS		52,217,138

HEALTH CARE - 4.8%
Pharmaceuticals - 4.8%
Bristol-Myers Squibb Co.	123,950	6,278,067	(a)
GlaxoSmithKline PLC, ADR	76,000	3,731,600	(a)
Merck & Co. Inc.	58,000	3,486,380	(a)
Pfizer Inc.	126,000	3,703,140	(a)

TOTAL HEALTH CARE		17,199,187

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	SHARES	VALUE
INDUSTRIALS - 6.5%
Aerospace & Defense - 2.8%
Lockheed Martin Corp.	57,650	$10,031,100	(a)

Trading Companies & Distributors - 3.1%
TAL International Group Inc.	250,000	11,050,000	(a)

Transportation Infrastructure - 0.6%
Macquarie Infrastructure Co. LLC	32,000	2,308,160

TOTAL INDUSTRIALS		23,389,260

INFORMATION TECHNOLOGY - 6.8%
Semiconductors & Semiconductor Equipment - 2.2%
Intel Corp.	230,000	8,031,600	(a)

Software - 1.3%
Microsoft Corp.	105,000	4,770,150	(a)

Technology Hardware, Storage & Peripherals - 3.3%
Seagate Technology PLC	187,360	11,724,989	(a)

TOTAL INFORMATION TECHNOLOGY		24,526,739

MATERIALS - 1.5%
Metals & Mining - 0.8%
Freeport-McMoRan Inc.	78,000	2,836,860	(a)

Paper & Forest Products - 0.7%
International Paper Co.	50,000	2,422,500	(a)

TOTAL MATERIALS		5,259,360

TELECOMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 4.9%
AT&T Inc.	189,000	6,607,440	(a)
Verizon Communications Inc.	217,666	10,844,120	(a)

Total Diversified Telecommunication Services		17,451,560

Wireless Telecommunication Services - 1.9%
Vodafone Group PLC, Sponsored ADR	200,481	6,884,518

TOTAL TELECOMMUNICATION SERVICES		24,336,078

UTILITIES - 8.3%
Electric Utilities - 5.2%
Great Plains Energy Inc.	334,000	8,573,780	(a)
PPL Corp.	261,000	9,038,430
Southern Co.	24,000	1,065,600	(a)

Total Electric Utilities		18,677,810

Independent Power and Renewable Electricity Producers - 1.5%
Abengoa Yield PLC	36,900	1,480,059	*
NRG Yield Inc., Class A Shares	56,960	3,098,054	(a)
TerraForm Power Inc., Class A	27,000	843,480	*

Total Independent Power and Renewable Electricity Producers		5,421,593

Multi-Utilities - 1.6%
National Grid PLC	397,000	5,925,127

TOTAL UTILITIES		30,024,530

TOTAL COMMON STOCKS (Cost - $160,589,989)		207,565,007

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 20.0%
FINANCIALS - 7.5%
Insurance - 3.1%
MetLife Inc.	5.000%	352,000	$11,042,240	(a)

Real Estate Investment Trusts (REITs) - 4.4%
Health Care REIT Inc.	6.500%	117,800	7,176,376	(a)
Weyerhaeuser Co.	6.375%	151,000	8,721,760

Total Real Estate Investment Trusts (REITs)			15,898,136

TOTAL FINANCIALS			26,940,376

INDUSTRIALS - 5.6%
Industrial Conglomerates - 4.9%
United Technologies Corp.	7.500%	294,000	17,657,640

Machinery - 0.7%
Stanley Black & Decker Inc.	6.250%	20,000	2,324,000

TOTAL INDUSTRIALS			19,981,640

UTILITIES - 6.9%
Electric Utilities - 4.7%
NextEra Energy Inc.	5.889%	175,000	10,916,500
NextEra Energy Inc.	5.799%	110,000	6,061,000

Total Electric Utilities			16,977,500

Multi-Utilities - 2.2%
Dominion Resources Inc.	6.125%	139,000	7,888,250

TOTAL UTILITIES			24,865,750

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $63,705,223)			71,787,766

		SHARES/ UNITS
MASTER LIMITED PARTNERSHIPS - 37.5%
Crude/Refined Products Pipelines - 0.6%
Kinder Morgan Energy Partners LP		22,000	2,120,360

Diversified Energy Infrastructure - 13.6%
Energy Transfer Equity LP		318,000	19,286,700	(a)
Energy Transfer Partners LP		67,000	3,849,150	(a)
Enterprise Products Partners LP		424,320	17,240,122	(a)
Genesis Energy LP		95,000	5,291,500	(a)
Regency Energy Partners LP		45,000	1,484,100
Williams Partners LP		30,000	1,590,300	(a)

Total Diversified Energy Infrastructure			48,741,872

Energy Equipment & Services - 0.3%
Transocean Partners LLC		39,000	1,111,890	*

Financials - 6.0%
Ares Management LP		72,260	1,292,009
Blackstone Group LP		190,000	6,370,700	(a)
Och-Ziff Capital Management Group LLC		1,119,000	13,853,220	(a)

Total Financials			21,515,929

Gathering/Processing - 8.4%
Access Midstream Partners LP		73,000	4,697,550	(a)
Crestwood Midstream Partners LP		53,500	1,249,760	(a)
DCP Midstream Partners LP		110,000	6,223,800	(a)
Enable Midstream Partners LP		90,000	2,306,700
MarkWest Energy Partners LP		45,000	3,587,850	(a)
QEP Midstream Partners LP		47,000	1,222,000
Summit Midstream Partners LP		130,000	7,186,400	(a)
Targa Resources Partners LP		25,000	1,860,000
Western Gas Partners LP		25,000	1,937,250	(a)

Total Gathering/Processing			30,271,310

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY			SHARES/ UNITS	VALUE
General Partner - 0.1%
Crestwood Equity Partners LP			19,360	$246,840

Liquids Transportation & Storage - 4.6%
Magellan Midstream Partners LP			30,000	2,517,900	(a)
PBF Logistics LP			98,820	2,466,547
Plains All American Pipeline LP			50,000	2,996,500	(a)
Susser Petroleum Partners LP			135,000	7,705,800	(a)
World Point Terminals LP			47,000	897,700

Total Liquids Transportation & Storage				16,584,447

Natural Gas Transportation & Storage - 2.1%
Hoegh LNG Partners LP			220,000	5,695,800	*
TC Pipelines LP			30,000	1,758,600

Total Natural Gas Transportation & Storage				7,454,400

Offshore - 0.7%
Dynagas LNG Partners LP			110,000	2,660,900	(a)

Petrochemicals - 0.2%
Westlake Chemical Partners LP			17,700	537,372	*

Refining - 0.3%
Western Refining Logistics LP			32,960	1,134,483

Shipping - 0.6%
Golar LNG Partners LP			61,000	2,322,880	(a)

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $78,661,592)				134,702,683

INVESTMENTS IN UNDERLYING FUNDS - 6.9%
Ares Capital Corp.			682,000	11,696,300	(a)(b)
FS Investment Corp.			211,310	2,218,755	(b)
Golub Capital BDC Inc.			267,000	4,723,230	(a)(b)
TCP Capital Corp.			131,000	2,309,530	(b)
TriplePoint Venture Growth BDC Corp.			240,000	3,724,800	(a)(b)

TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost - $25,055,070)				24,672,615

	RATE		SHARES
PREFERRED STOCKS - 4.1%
FINANCIALS - 2.2%
Real Estate Investment Trusts (REITs) - 2.2%
American Tower Corp.	5.250%		32,000	3,623,680
Ashford Hospitality Trust, Series E	9.000%		33,661	918,609	(a)
Glimcher Realty Trust, Series H	7.500%		34,000	900,320
Pebblebrook Hotel Trust, Series A	7.875%		47,512	1,245,052	(a)
Retail Properties of America Inc., Cumulative	7.000%		50,000	1,287,000

TOTAL FINANCIALS				7,974,661

UTILITIES - 1.9%
Electric Utilities - 1.9%
Exelon Corp.	6.500%		134,000	6,767,000

TOTAL PREFERRED STOCKS (Cost - $14,090,844)				14,741,661

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $342,102,717)				453,469,732

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 1.2%
Repurchase Agreements - 1.2%
Interest in $1,500,000,000 joint tri-party repurchase agreement dated 8/29/14 with RBS Securities Inc.; Proceeds at maturity - $3,049,661; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 1/15/15 to 2/15/42; Market value - $3,110,641)	0.040%	9/2/14	$3,049,648	3,049,648

Interest in $581,060,000 joint tri-party repurchase agreement dated 8/29/14 with Deutsche Bank Securities Inc.; Proceeds at maturity - $1,181,359; (Fully collateralized by various U.S. government obligations, 0.000% due 11/15/26 to 2/15/42; Market value - $1,216,793)	0.050%	9/2/14	1,181,352	1,181,352

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	VALUE
TOTAL SHORT-TERM INVESTMENTS (Cost - $4,231,000)	$4,231,000

TOTAL INVESTMENTS - 127.4% (Cost - $346,333,717#)	457,700,732
Liabilities in Excess of Other Assets - (27.4)%	(98,353,419)

TOTAL NET ASSETS - 100.0%	$359,347,313

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	Security is a business development company (see Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
REIT	— Real Estate Investment Trust

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund is permitted to invest up to 25% of its total net assets in energy master limited partnerships (“MLPS”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks	$207,565,007	—	—	$207,565,007
Convertible preferred stocks	71,787,766	—	—	71,787,766
Master limited partnerships	134,702,683	—	—	134,702,683
Investments in underlying funds	24,672,615	—	—	24,672,615
Preferred stocks	14,741,661	—	—	14,741,661

Total long-term investments	$453,469,732	—	—	$453,469,732

Short-term investments†	—	$4,231,000	—	4,231,000

Total investments	$453,469,732	$4,231,000	—	$457,700,732

†	See Schedule of Investments for additional detailed categorizations.

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Master limited partnerships. The Fund may invest up to 25% of its total net assets in the securities of Master Limited Partnerships (“MLPs”) whose primary business is in the oil and gas, natural resources or commodities industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member

Notes to Schedule of Investments (unaudited) (continued)

typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$116,208,922
Gross unrealized depreciation	(4,841,907)

Net unrealized appreciation	$111,367,015

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended August 31, 2014, the Fund did not invest in any derivative instruments.

4. Subsequent event

On October 16, 2014, the Fund announced a change to its investment policy guidelines. The Board of Directors of the Fund approved management’s recommendation to permit the Fund to invest without limit in both energy and non-energy master limited partnerships (“MLPs”), so long as no more than 25% of the Fund’s total assets are invested in MLPs that are treated as qualified publicly traded partnerships (“QPTPs”). The 25% QPTP limitation is generally not applicable to MLPs that are not energy- or commodity-focused, such as, for instance, finance-related partnerships, as these types of MLPs are generally not treated as QPTPs for tax purposes.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LMP Capital and Income Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 24, 2014